EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Perma-Fix Environmental Services, Inc. (“PESI”) on Form 10-Q for the quarter ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Ben Naccarato, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. §78m or §78o(d)); and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2026

/s/ Ben Naccarato
Ben Naccarato
Executive Vice President and Chief Financial
Officer and Principal Financial Officer

This certification is furnished to the Securities and Exchange Commission solely for purpose of 18 U.S.C. §1350 subject to the knowledge standard contained therein, and not for any other purpose.